SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 3, 2001




                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

            0-21168                                13-3253392
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


                  5 East 80th Street, New York, New York 10021
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 717-6544
                                                           --------------





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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 3, 2001, pursuant to the Share Subscription and Redemption Agreement, dated as of June 19, 2001 (the "Purchase Agreement"), among the Company, Abilene Investments Corp. ("Abilene"), GAC-Labs, LLC ("GAC-Labs" and collectively with Abilene, the "Purchasers") and Gordon Acquisition Corp., a wholly-owned subsidiary of the Company ("Gordon"), Gordon issued 200 shares of common stock, par value $.001 per share, of Gordon ("Gordon Stock") to Abilene and 800 shares of Gordon Stock to GAC-Labs for an aggregate purchase price of $1,000,000. Simultaneously, the shares of Gordon Stock that were outstanding immediately prior to the closing of this transaction, all of which were owned by the Company, were redeemed for one dollar. In addition, the Company assigned to the Purchasers its right, title and interest in the indebtedness of Gordon and/or H.B. Gordon Manufacturing Co., Inc., its wholly-owned subsidiary, owed to the Company in the ratio of 20% to Abilene and 80% to GAC-Labs.

     As part of the same transaction, pursuant to the Purchase Option Agreement, dated as of July 3, 2001 (the "Option Agreement"), among the Company, Abilene and GAC-Labs, the Company was granted the option to purchase from the Purchasers the shares of Gordon Stock issued to them and the indebtedness assigned to them under the Purchase Agreement within one year for an aggregate purchase price of $1,000,000 plus interest thereon at the rate of 14% per annum, subject to reduction under certain conditions, as described below.

     Furthermore, the Company granted to the Purchasers one-year warrants (the "Warrants") to purchase (i) an aggregate of 2,000,000 shares of common stock, par value $.001 per share, of the Company ("CCSI Stock") at the exercise price of $.50 per share, if the Company does not consummate a rights offering/ private placement by the Company of its securities prior to the one year expiration of such warrants, or (ii) an aggregate of 11,200,000 shares of CCSI Stock at the exercise price of $.10 per share, if the Company consummates a rights offering/private placement by the Company of its securities prior to the expiration of such warrants and obtains shareholder approval with respect to such rights offering/private placement by the Company of its securities and such increase in warrants.

     If (i) pursuant to the Option Agreement the Company exercises its option to purchase from the Purchasers the shares of Gordon Stock issued to them and the indebtedness assigned to them under the Purchase Agreement, (ii) the Company has not effected a reverse stock split of the CCSI Stock in a ratio greater than ten to one, (iii) the Company has consummated a rights offering/private placement by the Company of its securities and (iv) the market price of CCSI Stock exceeds $1.00 per share for at least ten consecutive trading days from and after the date of exercise under the Option Agreement, the Warrants will be subject to mandatory exercise. In the event of such a mandatory exercise, the Company will accept as payment of the aggregate exercise price the shares of Gordon Stock that the Purchasers acquired under the Purchase Agreement, and the exercise price under the Option Agreement will be reduced to one dollar. The Warrants are also subject to mandatory exercise if (i) a registration statement filed by the Company with respect to the shares of CCSI Stock issuable upon exercise of the Warrants has been declared effective by the Securities and Exchange Commission,
(ii) the Company has not effected a reverse stock split of the CCSI Stock in a ratio greater than ten to one, (iii) the Company has consummated a rights offering/private placement by the Company of its securities and (iv) the market price of CCSI Stock exceeds $1.00 per share for at least ten consecutive trading days from and after the effective date of such registration statement. In the event of such a mandatory exercise, the Company will accept payment of the aggregate exercise price through the means of a broker's cashless exercise transaction.

     The Company agreed to register the shares of CCSI Stock issuable upon exercise of the Warrants for resale under the Securities Act of 1933, as amended, and to use its commercially reasonable best efforts to have the resale registration statement filed with the Securities and Exchange Commission by (i) no later than the date on which the registration statement with respect to the shares of CCSI Stock offered in the rights offering/private placement by the Company of its securities is filed if the Company consummates a rights offering/private placement by the Company of its securities prior to September 1, 2001 and (ii) no later than November 1, 2001 if the Company does not consummate a rights offering/private placement by the Company of its securities prior to September 1, 2001.

     Gordon is recognized within the personal and beauty care industry as a high-quality formulator, packager and contract manufacturer of a variety of cosmetics and other beauty care products for branded consumer product marketers and private label retailers. Gordon's customer base consists of leading brand marketers, major mass merchandisers and direct-sale marketers.

     Brian T. Fitzpatrick, the President and Secretary of Gordon and the President, Acting Chief Executive Officer and a director of the Company, is also the President of GAC-Labs. James Berquist, a director of the Company, and Gary Schreiner, an associate of James Bergman, a director of the Company at the time of the Purchase Agreement, are members of GAC-Labs.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

                  None.

     (b) Pro Forma Financial Information

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is included herewith.



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
                CHROMATICS COLOR SCIENCES, INC. AND SUBSIDIARIES
                            Statements of Operations

     The accompanying pro forma statements of operations herein reflect the sale of Gordon Laboratories, Inc. as if the transaction had been consummated at the beginning of each period. No balance sheet has been presented since the net assets of Gordon have been written down to a net balance of $0 at March 31, 2001.

                                             For the Three Months Ended                          For The Year Ended
                                                  March 31, 2001                                  December 31, 2000
                                       -----------------------------------------   ---------------------------------------------
                                                      Proforma       Chromatics                     Proforma        Chromatics
                                       Historical  Adjustments(1)     Proforma      Historical    Adjustments(2)     Proforma
                                       ==========  ==============  =============   ============   ==============  ==============

Revenues:
        Sales                           $       --     $      --    $       --       $3,842,000     $(3,761,600)       $ 80,400

COSTS AND EXPENSES:
  Cost of sales                                 --                          --        3,868,400     (3,108,300)         760,100
  Sales, marketing and trade
    show costs                             243,800                     243,800        2,047,300                       2,047,300
  Medical regulatory expenses              276,400                     276,400          840,100                         840,100
  Research and development                 305,100                     305,100        1,493,700       (236,500)       1,257,200
  Patent application costs                 136,000                     136,000          255,600                         255,600
  Provision for estimated payments
     for terminated employees            1,000,000                   1,000,000
  Compensation costs relating to
     (non cash) options granted                 --                          --          690,000                         690,000
  Impairment charges                            --                          --        6,784,200     (5,276,500)       1,507,700
  General and administrative:
     Compensation - Officers and
       employees                           271,100                     271,100        1,430,500       (236,000)       1,194,500
     Consultants                           133,200                     133,200          534,200        (28,600)         505,600
     Legal fees                            154,400                     154,400          734,300        (32,100)         702,200
     Accounting fees                        40,000                      40,000          204,200        (45,900)         158,300
     Rent and storage                       92,400                      92,400          349,800        (10,700)         339,100
     Insurance                              72,500                      72,500          329,800        (14,500)         315,300
     Travel and entertainment                   --                          --          162,500        (19,700)         142,800
     Repairs and maintenance                20,900                      20,900          176,500        (18,100)         158,400
     Depreciation and amortization         126,000                     126,000          854,000       (125,100)         728,900
     Payroll taxes                          27,300                      27,300           86,300        (12,700)          73,600
     Stock administrative fees              29,700                      29,700          130,500             --          130,500
     Public relations                       39,500                      39,500          212,100             --          212,100
     Amortization of goodwill                   --                          --          199,100       (199,100)              --
     Other                                  65,800                      65,800          405,800       (238,000)         167,800
                                        -----------                 -----------      -----------                     -----------
                                         3,034,100                   3,034,100       21,788,900                      12,187,100
                                        -----------                 -----------      -----------                     -----------
OPERATING LOSS                          (3,034,100)                 (3,034,100)     (17,946,900)                    (12,106,700)

OTHER INCOME (EXPENSE):
  Interest income                            2,800                       2,800          133,400           (400)         133,000
  Interest expense and non-cash
  financing costs                               --                          --       (1,682,900)       497,800       (1,185,100
                                        -----------                 -----------      -----------                     -----------
                                             2,800                       2,800       (1,549,500)                     (1,052,100)
                                        -----------                 -----------      -----------
LOSS FROM CONTINUING OPERATIONS         (3,031,300)                 (3,031,300)     (19,496,400)                   $(13,158,800)
                                                                    ===========                                    =============
LOSS FROM DISCONTINUED OPERATIONS       (1,000,000)     1,000,000                             --
                                        -----------                                  -----------
NET LOSS                               $(4,031,300)                                $(19,496,400)
                                       ============                                =============


LOSS PER SHARE                         $     (0.21)                $     (0.16)    $      (1.16)                   $      (0.79)
                                       ============                ============    =============                   =============


--------------------
(1)  To adjust loss from discontinued operations.
(2) To remove operating results of Gordon Laboratories, Inc. from consolidated amounts.

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


     (c) Exhibits

  Exhibit #           Description
  ---------           -----------

     2.1 Share Subscription and Redemption Agreement, dated as of June 19, 2001, among Chromatics Color Sciences International, Inc. (the "Company"), Gordon Acquisition Corp., Abilene Investments Corp. ("Abilene") and GAC-Labs, LLC ("GAC-Labs").

     2.2 Purchase Option Agreement, dated as of July 3, 2001, among the Company, Abilene and GAC-Labs.

     2.3 Irrevocable Assignment, dated as of July 2, 2001, among the Company, Abilene and GAC-Labs.

     4.1 Warrant Agreement, dated as of July 2, 2001, between the Company and Abilene.

     4.2 Warrant Agreement, dated as of July 2, 2001, between the Company and GAC-Labs.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHROMATICS COLOR SCIENCES
                                      INTERNATIONAL, INC.


                                      By:/s/ Darby S. Macfarlane
                                         ------------------------------------
                                          Title: Chairperson

 Date:  July 18, 2001

                                 EXHIBIT INDEX


  Exhibit #           Description
  ---------           -----------

     2.1 Share Subscription and Redemption Agreement, dated as of June 19, 2001, among Chromatics Color Sciences International, Inc. (the "Company"), Gordon Acquisition Corp., Abilene Investments Corp. ("Abilene") and GAC-Labs, LLC ("GAC-Labs").

     2.2 Purchase Option Agreement, dated as of July 3, 2001, among the Company, Abilene and GAC-Labs.

     2.3 Irrevocable Assignment, dated as of July 2, 2001, among the Company, Abilene and GAC-Labs.

     4.1 Warrant Agreement, dated as of July 2, 2001, between the Company and Abilene.

     4.2 Warrant Agreement, dated as of July 2, 2001, between the Company and GAC-Labs.